                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the registrant [X]
Filed by a party other than the registrant [_]
Check the appropriate box:

[_]  Preliminary proxy statement
[_]  Definitive proxy statement

[X]  Definitive additional materials
[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          Citadel Holding Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                          Citadel Holding Corporation
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[_]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- --------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

- --------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
(3)    Filing party:

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(4)    Date filed:

(CITADEL HOLDING CORPORATION LETTERHEAD)



                                                           November 21, 1994

Dear Shareholder:

  The Annual Meeting of Shareholders of Citadel Holding Corporation is scheduled to be held on Monday, December 12, 1994, 10:00 a.m., at The Four Seasons Hotel, 300 South Doheny, Beverly Hills, California. Proxy materials for this important meeting will be sent to you in the near future.

                                    CAUTION

  A dissident shareholder group led by Dillon Investors, L.P. has announced its intention to start a proxy contest and/or consent solicitation in an effort to gain control of your Company. Dillon's stated objective is to replace your Board of Directors with their own hand-picked nominees. Dillon may also propose that your Company be liquidated.

  Your Board of Directors urges you to reject any attempt by this dissident group to take control of your Company. You are urged not to sign any proxies and/or consent cards sent to you by the Dillon group. We will keep you apprised of all new developments in connection with this matter.

  You should know that Craig Corporation, your Company's largest shareholder with more than 24% of the shares outstanding, is committed to supporting Citadel's management at the upcoming shareholders meeting.

  Be assured that we will vigorously oppose this dissident group's attempt to take control of your Company and continue to act in the best interest of all our shareholders.

  On behalf of your Board of Directors, thank you for your support.

                                                           Sincerely,


                                                           /Steve Wesson/
                                                           -------------------
                                                           Steve Wesson
                                                           President